EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certify that the Annual Report on Form 10-K for the year ended September 30, 2016 filed by TD Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TD Ameritrade Holding Corporation.

Dated:	November 18, 2016	/s/ TIM HOCKEY
Tim Hockey
President, Chief Executive Officer

Dated:	November 18, 2016	/s/ STEPHEN J. BOYLE
Stephen J. Boyle
Executive Vice President, Chief Financial Officer